UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report - January 9, 2002



                        PEOPLES FINANCIAL SERVICES CORP.
             (Exact name of registrant as specified in its charter)


   Pennsylvania                   000-23863                  23-2391852
   ------------                   ---------                  ----------
  (State or other              Commission File               (I.R.S. Employer
  jurisdiction of                    Number                   Identification
  Incorporation)                                                  Number)


                       50 Main Street, Hallstead, PA 18822
                  (Address of Principal Executive Officer) (Zip Code)

                 Registrant's telephone number, including area code
                                 570) 879-2175

                                       N/A
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

                Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                Not Applicable.

Item 3.  Bankruptcy or Receivership.

                Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                Not Applicable.

Item 5.  Other Events.

                Press release regarding year-end results and dividends declared.

Item 6.  Resignations of Registrant's Directors.

                Not Applicable.

Item 7.  Financial Statements and Exhibits.

                (a)      Not Applicable.
                (b)      Not Applicable.
                (c)      Exhibit:

                         99.2 Press Release of Peoples Financial Services Corp., dated January 9, 2002.

Item 8.  Change in Fiscal Year.

                Not Applicable.

Item 9.  Regulation FD Disclosure.

                Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        PEOPLES FINANCIAL SERVICES, CORP.
                                  (Registrant)



                                            /s/ Debra E. Dissinger
Dated: January 9, 2002                          By Debra E. Dissinger
                                                Executive Vice President

                                  EXHIBIT INDEX

                                                                  Page Number
                                                                  in Manually
Exhibit                                                         Signed Original

99.2     Press Release of Peoples Financial Services Corp               3
         dated January 9, 2002

                                  EXHIBIT 99.2

                                  PRESS RELEASE

PEOPLES FINANCIAL SERVICES CORP. ANNOUNCES RECORD 2001 NET INCOME, INCREASE IN QUARTERLY DIVIDENDS



January 4, 2002 - The quarterly dividend of Peoples Financial Services Corp. was increased from $0.19 to $0.21 per share. The dividend will be paid on February 15, 2002 to shareholders of record on January 31, 2002. Cash dividends paid in 2001 totaled $0.72 per share; an increase of 24% over the $0.58 per share paid in 2000.

Net consolidated income for 2001 was reported at $4,836,000 which, when compared to 2000 at $3,905,000, showed an increase of 24%. Per share earnings for 2001 were $2.30 vs. $1.81 in 2000, an increase of 27%.

Assets, loans, and deposits also were at record levels on December 31, 2001. Total assets were $314,911,000, net loans were $191,913,000 and total deposits were $238,972,000. At year-end 2000, total deposits were $287,625,000, net loans were $170,262,000 and total deposits were $230,766,000.

Shareholders' equity at year-end was $33,754,000 compared to year-end 2000 at $30,802,000, an increase of 9.5%.

Peoples Financial Services Corp., Main Street, Hallstead, is the parent company of Peoples National Bank, an independent community bank with offices in the Hallstead Plaza, Susquehanna, Montrose, and Hop Bottom in Susquehanna County and in Nicholson, Tunkhannock, and Meshoppen in Wyoming County.